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                                                                    EXHIBIT 10.9

                        DIVERSIFIED INVESTMENTS PORTFOLIO

                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of the 23rd day of January, 2004, by and among MHC OPERATING LIMITED PARTNERSHIP (together with its affiliates, designees and assigns, the "Purchaser"), an Illinois limited partnership having an address of Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, DIVERSIFIED INVESTMENTS SERVICES, LLC ("Diversified"), a Delaware limited liability company having an address of 7625 Wisconsin Avenue, Suite 150, Bethesda, Maryland 20814, and the Sellers, each having an address of c/o Diversified Investments Services, LLC, 7625 Wisconsin Avenue, Suite 150, Bethesda, Maryland 20814.

                                R E C I T A L S:

         A. The parties hereto have entered into that certain Purchase and Sale Agreement dated as of December 8, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated December 23, 2003 ("First Amendment") and that certain Second Amendment to Purchase and Sale Agreement dated January 21, 2004, that certain Third Amendment to Purchase and Sale Agreement dated January 22, 2004 and that certain Fourth Amendment to Purchase and Sale Agreement dated January 23, 2004 (collectively, the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

         B. The parties hereto desire to amend the Purchase Agreement as hereinafter provided.

         THEREFORE, the parties hereto agree to amend the Purchase Agreement as follows:

                               A G R E E M E N T:

         1. Reference is hereby made to that certain Amended and Restated Subscription Agreement dated as of January, 2004 (the "Subscription Agreement") by and among Purchaser and Resort Communities, LLC, a Delaware limited liability company ("Resort"), Diversified Investments-RC, LLC, a Delaware limited liability company ("DI-RC"), North South Communities, LLC, a Delaware limited liability company ("North South"), Diversified Investments-NS, LLC, a Delaware limited liability company ("DI-NS"), Select Resort Communities, LLC, a Delaware limited liability company ("Select"), Diversified Investments-SRC, LLC, a Delaware limited liability company ("DI-SRC"), Buccaneer Communities, L.P., a Delaware limited partnership ("Buccaneer"), Diversified Investments-BC, Inc., a Delaware corporation, or such other limited liability company as may be substituted for Diversified Investments-BC, Inc. (collectively, "DI-BC"), Tampa Bay Communities, L.P., a Delaware limited partnership ("Tampa Bay"), Diversified Investments-TBC, Inc., a Delaware corporation, or such other limited liability company as may be substituted for Diversified Investments-TBC, Inc. (collectively, "DI-TBC"), Diverse Communities, LLC, a Delaware limited liability company

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("Diverse"), and Diversified Investments - Flozona, LLC, a Delaware limited liability company ("DI-Flozona").

         2. Section 5 A of the Purchase Agreement, as amended by and subject to the terms of the First Amendment, is hereby amended to read as follows:

                  5. A     CLOSING DATES. The closing ("Closing") of the
         transaction contemplated by this Agreement (i.e., the payment of the Purchase Price, the transfer and assignment of the Equity Interests, the transfer of title to the applicable Individual Properties (if applicable), and the satisfaction of all other terms and conditions of this Agreement) shall be commenced simultaneously with the closing of the transaction as contemplated by the Subscription Agreement (as referenced in Section 9 H hereof) on February 3, 2004 (the "Closing Date"). Notwithstanding the foregoing, in the event that Seller shall be unable to comply with Section 9 I by the Closing Date, (i) Purchaser, subject to obtaining Purchaser's lender's approval, shall purchase the Goose Creek Equity Interests for a Purchase Price equal to the allocated Purchase Price for the Goose Creek Property as set forth below multiplied by 90.32% and shall purchase the Topics Equity Interests for a Purchase Price equal to the allocated Purchase Price for the Topics Property as set forth below multiplied by 72.73% and the balance of the respective Purchase Prices for the Goose Creek Property and the Topics Property shall be put in escrow with Escrowee and an allocable portion of the escrow proceeds shall be released each time a third party tenant-in-common interest shall be acquired and the applicable Entity Seller shall pay any costs of transfer taxes associated with such acquisition of the tenant-in-common interest, (ii) in such event, at Purchaser's option, Purchaser shall have the right to take a non-exclusive assignment of any agreements which create the "drag-along" rights for the mandatory sale of such third party tenant-in-common interest, (iii) if Purchaser is unable to obtain the consent of Purchaser's lender for either purchase described in clause 5A(i) above, then the Closing for the Goose Creek Property or the Topics Property (whichever property for which Purchaser lender consent was denied) shall be delayed until the condition precedent contained in
         Section 9 I is satisfied with respect to such property, but in no event shall the Closing for either the Goose Creek Property or the Topics Property be delayed beyond February 8, 2004; provided, however, the Entity Seller for such property that has not closed on or before February 8, 2004 and Purchaser shall use reasonable efforts to negotiate an extension of such Closing on mutually agreeable terms,
         (iv) the Purchase Price allocated to the Goose Creek Property shall be $16,248,312 and the Purchase Price allocated to the Topics Property shall be $3,527,298 and (v) if Purchaser is unable to obtain the consent of Purchaser's Lender and the Closing is delayed as set forth in clause 5A(iii) above, an allocable portion of the Earnest Money based on the Purchase Price allocations shall be held back by Escrowee as Earnest Money for the Goose Creek Property Closing and the Topics Property Closing, respectively. Notwithstanding anything contained herein to the contrary, and subject to the provisions of Section 5C(v) below, (i) the Closing Date for the Cactus Gardens Property shall occur upon a date which is mutually agreed upon by the parties hereto but which is after the expiration or waiver of the defeasance lockout period for the mortgage loan encumbering such property, but in no event earlier than January 31, 2004 or later than May 15, 2004, (ii) in such event the Purchase Price allocated to the Cactus Gardens Property shall be $7,725,141, and (iii) an allocable portion of the Earnest Money based on Purchase Price

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         allocations shall be held back as Earnest Money for the Cactus Gardens
         Closing. If the date of Closing above provided for falls on a Saturday, Sunday or legal holiday, the Closing Date shall take place on the next business day.

         3. A new Section 15 shall be added to the Purchase Agreement as follows:

                  A. Notwithstanding the terms of Section 9 D of this Agreement, Purchaser and the Entity Sellers that own the Equity Interests with respect to the Sixth Avenue Property and the Southernaire Property (the "Sixth Avenue Entity Seller" and the "Southernaire Entity Seller," respectively) agree to consummate the Closing with respect to such applicable Equity Interests based on the following additional terms: (i) the net proceeds from the sale of the respective Equity Interests shall not be disbursed to the Sixth Avenue Entity Seller or the Southernaire Entity Seller, respectively, but said net proceeds shall be held in escrow by Escrowee as security for the respective Entity Sellers fulfilling certain obligations relating to the absence of an approved prospectus filed with the Florida Department of Business and Professional Regulation, (ii) the escrow shall state that the net proceeds shall not be disbursed to the applicable Entity Seller until such time as the applicable Entity Sellers have prepared a PA Prospectus for each such Individual Property and the PA Prospectus for each such Individual Property has been filed with the Florida Department of Business and Professional Regulation and has been delivered to each of the tenants at the Sixth Avenue Property and the Southernaire Property and the failure of any tenant located at either the Sixth Avenue Property or the Southernaire Property electing any remedy as a result of such violation on or before fifteen (15) days after delivery of such PA Prospectus to all of the tenants of the Sixth Avenue Property and the Southernaire Property (the "Tenant Deadline"), and (iii) to the extent any Sixth Avenue Property tenant or any Southernaire Property tenant elects any remedies arising therefrom on or before the expiration of the Tenant Deadline then, if such claim continues to exist after a thirty (30) day cure period afforded to the applicable Entity Seller, the respective net proceeds shall be utilized by to reimburse Purchaser for any and all costs associated with such claims. Following the settlement and payment of any such claims, the balance of the net proceeds shall be disbursed to the Sixth Avenue Entity Seller and the Southernaire Entity Seller, respectively. To the extent there are no tenant claims at one of the Individual Properties after the expiration of the Tenant Deadline, the net proceeds applicable to such Individual Property shall be promptly disbursed to the applicable Entity Seller. In no event shall the net proceeds from one Individual Property be used to satisfy the claims arising out of this Section 15 with respect to the other Individual Property.

                  B. Prior to the Closing, all applicable Entity Sellers shall deliver to the Florida Department of Business and Professional Regulation any and all rent notices that said Entity Sellers have failed to file for previous rental increases which are consistent with the rent increases actually instituted at the Properties.

         4. Section 9 H of the Purchase Agreement is deleted in its entirety and the following is inserted in lieu thereof:

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         Purchaser and certain Sellers shall have entered into that certain (i)
Letter Agreement dated as of the date hereof regarding the formation of various joint venture entities and (ii) the Subscription Agreement and all conditions precedent under the Subscription Agreement have been satisfied and closing thereof shall have been consummated.

         5. PURCHASE PRICE. The first four lines of Section 2 of the Purchase Agreement are deleted in their entirety and the following shall be inserted in lieu thereof:

                  The total consideration to be paid by Purchaser to the Sellers for the Properties is Sixty-Seven Million Three Hundred Fifty Thousand and 00/100 Dollars ($67,350,000.00) less an amount equal to fifty percent (50%) of the Defeasance Costs (as hereinafter defined) subject to adjustment as set forth hereinafter (the "Purchase Price"), which shall be paid as follows:

         6. EFFECT. Except as amended herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the respective dates set forth below.

WITNESSES:                                    PURCHASER:

_____________________________________         MHC OPERATING PARTNERSHIP,
Name:________________________________         an Illinois limited partnership

_____________________________________
Name:________________________________         By: MANUFACTURED HOME COMMUNITIES,
                                                  INC., a Maryland corporation,
                                                  its general partner

                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                     Date: January ___, 2004

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WITNESSES:

                                            SELLERS:

_____________________________________       COACHWOOD COLONY MHP, LLC, a Florida
Name:________________________________       limited liability company

_____________________________________       By: DIVERSIFIED INVESTMENTS -
Name:________________________________           COACHWOOD COLONY MHP, LLC, a
                                                Florida limited liability
                                                company, as its Sole and
                                                Managing Member

                                                By:_____________________________
                                                   Barry L. Haase
                                                   Manager

WITNESSES:

                                            DIVERSIFIED INVESTMENTS - COACHWOOD
                                            COLONY MHP, LLC, a Florida
                                            limited liability company
_____________________________________
Name:________________________________
_____________________________________       By:_________________________________
Name:________________________________          Barry L. Haase
                                               Manager

WITNESSES:

                                            SHANGRI-LA MOBILE HOME PARK, L.P., a
                                            Delaware limited partnership,
                                            authorized to transact business in
_____________________________________       the State of Florida as SHANGRI-LA
Name:________________________________       MOBILE HOME PARK OF LARGO, LTD.

_____________________________________       By: DIVERSIFIED INVESTMENTS -
Name:________________________________           SHANGRI-LA, INC., a Delaware
                                                corporation, as its General
                                                Partner

                                                By:_____________________________
                                                   Barry L. Haase
                                                   Chairman

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WITNESSES:

                                           DIVERSIFIED INVESTMENTS - SHANGRI-LA,
                                           INC., a Delaware corporation

_____________________________________
Name:________________________________      By:_________________________________
_____________________________________         Barry L. Haase
Name:________________________________         Chairman

WITNESSES:

                                           TAMPA BAY COMMUNITIES, L.P., a
                                           Florida limited partnership

_____________________________________
Name:________________________________      By: Diversified Investments - TBC,
_____________________________________          Inc., a Florida corporation, as
Name:________________________________          its General Partner

                                               By:______________________________
                                                  Barry L. Haase
                                                  CEO

WITNESSES:

                                           SIXTH AVENUE, LLC, a Florida limited
                                           liability company

_____________________________________
Name:________________________________      By: DIVERSIFIED INVESTMENTS - SIXTH
_____________________________________          AVENUE LLC, a Florida limited
Name:________________________________          liability company, as its Sole
                                               and Managing Member

                                               By:______________________________
                                                  Barry L. Haase
                                                  Manager

WITNESSES:

                                           DIVERSIFIED INVESTMENTS - SIXTH
                                           AVENUE,  LLC, a Florida limited
                                           liability company

_____________________________________
Name:________________________________      By: ________________________________
_____________________________________          Barry L. Haase
Name:________________________________          Manager

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WITNESSES:

                                           SOUTHERNAIRE MHP, LLC, a Florida
                                           limited liability company

_____________________________________
Name:________________________________      By: DIVERSIFIED INVESTMENTS -
_____________________________________          SOUTHERNAIRE, LLC, a Florida
Name:________________________________          limited liability company, as its
                                               Sole and Managing Member

                                               By:______________________________
                                                  Barry L. Haase
                                                  Manager

WITNESSES:

                                           DIVERSIFIED INVESTMENTS -
                                           SOUTHERNAIRE, LLC, a Florida limited
                                           liability company

_____________________________________
Name:________________________________
_____________________________________      By: _________________________________
Name:________________________________          Barry L. Haase
                                               Manager

WITNESSES:

                                           TERRA CEIA, LLC, a Florida limited
                                           liability company

_____________________________________
Name:________________________________      By: DIVERSIFIED INVESTMENTS - TERRA
_____________________________________          CEIA, LLC, a Florida limited
Name:________________________________          liability company, as its Sole
                                               and Managing Member

                                               By: _____________________________
                                                   Barry L. Haase
                                                   Manager

WITNESSES:

                                           DIVERSIFIED INVESTMENTS - TERRA CEIA,
                                           LLC, a Florida  limited liability
                                           company
_____________________________________
Name:________________________________
_____________________________________      By: _________________________________
Name:________________________________          Barry L. Haase
                                               Manager

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WITNESSES:

                                        TOPICS RVP, LLC, a Florida limited
                                        liability company

_____________________________________
Name:________________________________   By: DIVERSIFIED INVESTMENTS-TOPICS RVP,
_____________________________________       LLC, a Florida limited liability
Name:________________________________       company, as its Sole and Managing
                                            Member

                                            By: ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                        DIVERSIFIED INVESTMENTS -TOPICS RVP,
                                        LLC, a Florida limited liability company

_____________________________________
Name:________________________________   By: ____________________________________
_____________________________________       Barry L. Haase
Name:________________________________       Manager

WITNESSES:

                                        GOOSE CK, LLC, a North Carolina limited
                                        liability company

_____________________________________
Name:________________________________   By: DIVERSIFIED INVESTMENTS - GC, LLC, a
_____________________________________       North Carolina limited liability
Name:________________________________       company, as its Sole Member

                                            By: EAST WEST COMMUNITIES, LLC, a
                                                Delaware limited liability
                                                company, as its Sole Member

                                                By: DIVERSIFIED INVESTMENTS -
                                                    EW, LLC, a Delaware limited
                                                    liability company, as its
                                                    Managing Member

                                                    By: ________________________
                                                        Barry L. Haase
                                                        Managing Member

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WITNESSES:

                                        DIVERSIFIED  INVESTMENTS  - GC,  LLC, a
                                        North  Carolina  limited liability
                                        company

_____________________________________
Name:________________________________   By: EAST WEST  COMMUNITIES, LLC, a
_____________________________________       Delaware  limited  liability
Name:________________________________       company, as its Sole Member

                                            By: DIVERSIFIED INVESTMENTS - EW,
                                                LLC, a Delaware limited
                                                liability company, as its
                                                Managing Member

                                                By: ____________________________
                                                    Barry L. Haase
                                                    Managing Member

WITNESSES:

                                        WATERWAY RV, LLC, a Delaware limited
                                        liability company

_____________________________________
Name:________________________________   By: SIERRA LAKES, L.L.C., a Delaware
_____________________________________       limited liability company, as its
Name:________________________________       Sole and Managing Member

                                            By: DIVERSIFIED INVESTMENTS
                                                PARTNERS, LLC, a Delaware
                                                limited liability company, as
                                                its Managing Member

                                                By: ____________________________
                                                    Barry L. Haase
                                                    Managing Member

WITNESSES:

                                        SIERRA LAKES, L.L.C., a Delaware limited liability company

_____________________________________
Name:________________________________   By: DIVERSIFIED INVESTMENTS PARTNERS,
_____________________________________       LLC, a Delaware limited liability
Name:________________________________       company, as its Managing Member

                                            By: ________________________________
                                                Barry L. Haase
                                                Managing Member

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WITNESSES:

                                        CACTUS GARDENS RV, LLC, an Arizona
                                        limited liability company

_____________________________________
Name:________________________________   By: DIVERSIFIED INVESTMENTS - CACTUS
_____________________________________       GARDENS, LLC, an Arizona limited
Name:________________________________       liability company, as its Managing
                                            Member

                                            By: ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                        DIVERSIFIED INVESTMENTS - CACTUS
                                        GARDENS, LLC, an Arizona limited
                                        liability company
_____________________________________
Name:________________________________
_____________________________________   By: ____________________________________
Name:________________________________       Barry L. Haase
                                            Manager

WITNESSES:

                                        DESERT PARADISE RV, LLC, an Arizona
                                        limited liability company

_____________________________________
Name:________________________________   By: SIERRA LAKES, L.L.C., a Delaware
_____________________________________       limited liability company, as its
Name:________________________________       Sole and Managing Member

                                            By: DIVERSIFIED INVESTMENTS
                                                PARTNERS, LLC, a Delaware
                                                limited liability company, as
                                                its Managing Member

                                                By: ____________________________
                                                    Barry L. Haase
                                                    Managing Member

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WITNESSES:

                                        SUNI SANDS, LLC, an Arizona limited
                                        liability company

_____________________________________
Name:________________________________   By: DIVERSIFIED INVESTMENTS - SUNI
_____________________________________       SANDS, LLC, an Arizona limited
Name:________________________________       liability company, as its Sole and
                                            Managing Member

                                            By: ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:                              DIVERSIFIED INVESTMENTS - SUNI SANDS,
                                        LLC, an Arizona limited liability
                                        company

_____________________________________   By: ____________________________________
Name:________________________________       Barry L. Haase
_____________________________________       Manager
Name:________________________________

WITNESSES:                              DIVERSIFIED INVESTMENTS SERVICES, LLC, a
                                        Delaware limited liability company

_____________________________________   By:    _________________________________
Name:________________________________   Name:  Barry L. Haase
_____________________________________   Title: Manager
Name:________________________________

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